UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-00042

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  JULY 31, 2010

Semiannual Report to Shareholders

DWS Core Plus Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

28 Notes to Financial Statements

40 Summary of Management Fee Evaluation by Independent Fee Consultant

45 Account Management Resources

46 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2010

Average Annual Total Returns as of 7/31/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.79%	8.96%	-0.44%	0.86%	3.45%
Class B	4.49%	8.24%	-1.17%	0.09%	2.65%
Class C	4.50%	8.24%	-1.17%	0.09%	2.69%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	0.07%	4.06%	-1.96%	-0.07%	2.98%
Class B (max 4.00% CDSC)	0.49%	5.24%	-1.75%	-0.08%	2.65%
Class C (max 1.00% CDSC)	3.50%	8.24%	-1.17%	0.09%	2.69%
No Sales Charges						Life of Institutional Class*
Class S	4.81%	9.12%	-0.22%	1.10%	3.69%	N/A
Institutional Class	4.95%	9.31%	-0.14%	1.17%	N/A	3.11%
Barclays Capital US Aggregate Bond Index+	4.85%	8.91%	7.63%	5.96%	6.48%	6.02%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on June 25, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.04%, 2.02%, 1.84%, 0.81% and 0.66% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of DWS Core Plus Income Fund during such period and have been adjusted to reflect higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Plus Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 7/31/10	$ 10.57	$ 10.59	$ 10.58	$ 10.56	$ 10.53
1/31/10	$ 10.27	$ 10.28	$ 10.27	$ 10.27	$ 10.23
Distribution Information: Six Months as of 7/31/10: Income Dividends	$ .19	$ .15	$ .15	$ .20	$ .20
July Income Dividend	$ .0267	$ .0200	$ .0200	$ .0288	$ .0292
SEC 30-day Yield++ as of 7/31/10	2.31%	1.68%	1.68%	2.57%	2.72%
Current Annualized Distribution Rate++ as of 7/31/10	3.03%	2.27%	2.27%	3.27%	3.33%

++ The SEC yield is net investment income per share earned over the month ended July 31, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.25%, 1.65% and 1.58% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.97%, 2.24% and 2.17% for Class A, Class B and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 7/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	453	of	556	82
3-Year	458	of	467	98
5-Year	375	of	384	98
Class B 1-Year	500	of	556	90
3-Year	460	of	467	99
5-Year	378	of	384	99
Class C 1-Year	500	of	556	90
3-Year	460	of	467	99
5-Year	378	of	384	99
Class S 1-Year	439	of	556	79
3-Year	455	of	467	98
5-Year	374	of	384	98
10-Year	227	of	233	98
Institutional Class 1-Year	421	of	556	76
3-Year	454	of	467	98
5-Year	372	of	384	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2010 to July 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/10	$ 1,047.90	$ 1,044.90	$ 1,045.00	$ 1,048.10	$ 1,049.50
Expenses Paid per $1,000*	$ 4.82	$ 8.62	$ 8.62	$ 4.06	$ 3.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/10	$ 1,020.08	$ 1,016.36	$ 1,016.36	$ 1,020.83	$ 1,021.37
Expenses Paid per $1,000*	$ 4.76	$ 8.50	$ 8.50	$ 4.01	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Core Plus Income Fund	.95%	1.70%	1.70%	.80%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Net Assets)	7/31/10	1/31/10

Corporate Bonds	33%	32%
Mortgage-Backed Securities Pass-Throughs	26%	36%
Government & Agency Obligations	25%	27%
Commercial Mortgage-Backed Securities	5%	5%
Municipal Bonds and Notes	5%	4%
Cash Equivalents and other Assets and Liabilities, net	4%	(7)%
Collateralized Mortgage Obligations	1%	2%
Asset-Backed	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	7/31/10	1/31/10

US Government and Agencies	49%	56%
AAA	2%	2%
AA	4%	6%
A	8%	11%
BBB	20%	14%
BB	7%	5%
B	7%	4%
CCC	1%	1%
Not Rated	2%	1%
	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	7/31/10	1/31/10

Less than 1 year	2%	1%
1-4.99 years	53%	47%
5-9.99 years	34%	43%
Greater than 10 years	11%	9%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 5.8 years and 7.6 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of July 31, 2010 (Unaudited)

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 33.2%
Consumer Discretionary 6.9%
AMC Entertainment, Inc., 8.75%, 6/1/2019		2,800,000	2,940,000
Comcast Corp., 5.15%, 3/1/2020		800,000	856,973
DirecTV Holdings LLC, 6.35%, 3/15/2040		1,892,000	2,047,600
Discovery Communications LLC:
3.7%, 6/1/2015		2,000,000	2,089,858
5.05%, 6/1/2020		2,100,000	2,235,410
JC Penney Co., Inc., 5.65%, 6/1/2020		2,750,000	2,763,750
JC Penney Corp., Inc., 7.95%, 4/1/2017		2,250,000	2,486,250
Levi Strauss & Co., 144A, 7.625%, 5/15/2020		3,500,000	3,570,000
MGM Resorts International, 144A, 9.0%, 3/15/2020		1,750,000	1,837,500
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016		2,500,000	2,525,000
Time Warner Cable, Inc., 6.75%, 7/1/2018		250,000	292,014
Time Warner, Inc.:
6.2%, 3/15/2040		900,000	958,826
7.625%, 4/15/2031		900,000	1,086,850
			25,690,031
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		2,000,000	2,490,782
CVS Caremark Corp.:
6.125%, 9/15/2039		1,200,000	1,280,872
6.25%, 6/1/2027		1,027,000	1,127,399
Kraft Foods, Inc., 5.375%, 2/10/2020		3,380,000	3,697,216
Kroger Co., 5.4%, 7/15/2040		765,000	769,507
			9,365,776
Energy 2.5%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		980,000	1,269,910
Enterprise Products Operating LLC, 6.125%, 10/15/2039		1,190,000	1,250,917
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039		1,500,000	1,635,405
ONEOK Partners LP, 6.15%, 10/1/2016		1,205,000	1,384,273
Plains All American Pipeline LP, 8.75%, 5/1/2019		3,000,000	3,737,727
			9,278,232
Financials 11.3%
American Express Co., 7.0%, 3/19/2018		2,723,000	3,214,880
Bank of America Corp.:
5.75%, 12/1/2017		1,505,000	1,590,418
Series L, 7.625%, 6/1/2019		1,615,000	1,887,478
Citigroup, Inc.:
6.125%, 5/15/2018 (b)		3,500,000	3,744,482
8.5%, 5/22/2019		330,000	401,022
Covidien International Finance SA, 4.2%, 6/15/2020		1,950,000	2,025,475
Discover Bank, 8.7%, 11/18/2019		1,900,000	2,204,310
Fifth Third Bancorp., 5.45%, 1/15/2017		1,510,000	1,557,840
Ford Motor Credit Co., LLC, 7.8%, 6/1/2012		3,900,000	4,081,728
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		810,000	699,795
Jefferies Group, Inc., 6.875%, 4/15/2021		1,100,000	1,111,833
JPMorgan Chase & Co., 5.125%, 9/15/2014		3,500,000	3,801,073
KazMunaiGaz Finance Sub BV:
144A, 7.0%, 5/5/2020		1,500,000	1,616,250
Series 1, REG S, 8.375%, 7/2/2013		210,000	231,525
144A, 11.75%, 1/23/2015		2,800,000	3,531,500
KeyBank NA, 5.7%, 11/1/2017		950,000	1,004,448
Lincoln National Corp., 8.75%, 7/1/2019		1,200,000	1,509,617
MetLife, Inc., Series A, 6.817%, 8/15/2018		1,100,000	1,262,109
Morgan Stanley, Series F, 6.625%, 4/1/2018		1,000,000	1,087,569
PNC Bank NA, 6.875%, 4/1/2018		700,000	798,869
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014		900,000	964,570
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	4,440,706	149,612
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		1,950,000	2,097,182
Toll Brothers Finance Corp., 8.91%, 10/15/2017		950,000	1,089,882
			41,663,467
Health Care 2.1%
Express Scripts, Inc.:
6.25%, 6/15/2014		1,040,000	1,188,853
7.25%, 6/15/2019		1,515,000	1,852,681
HCA, Inc., 9.25%, 11/15/2016		1,010,000	1,090,800
Medco Health Solutions, Inc., 7.25%, 8/15/2013		2,000,000	2,313,616
Quest Diagnostics, Inc., 6.95%, 7/1/2037		1,305,000	1,446,932
			7,892,882
Industrials 1.9%
CSX Corp.:
6.15%, 5/1/2037		1,000,000	1,100,848
6.25%, 3/15/2018		1,920,000	2,213,307
K Hovnanian Enterprises, Inc., 10.625%, 10/15/2016		1,800,000	1,818,000
United Rentals North America, Inc., 9.25%, 12/15/2019		1,800,000	1,899,000
			7,031,155
Information Technology 0.3%
Oracle Corp., 144A, 5.375%, 7/15/2040		1,100,000	1,118,949
Materials 1.9%
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,085,034
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		1,750,000	2,190,055
Dow Chemical Co., 8.55%, 5/15/2019		2,900,000	3,621,732
			6,896,821
Telecommunication Services 2.7%
Crown Castle Towers LLC, 144A, 4.883%, 8/15/2020 (c)		800,000	805,416
Frontier Communications Corp., 8.125%, 10/1/2018		2,750,000	2,915,000
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		1,700,000	1,776,500
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		2,500,000	2,662,500
Windstream Corp., 8.625%, 8/1/2016		1,700,000	1,772,250
			9,931,666
Utilities 1.1%
DTE Energy Co., 7.625%, 5/15/2014		420,000	492,241
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		83,412	71,419
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		1,169,000	1,190,323
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		300,000	342,456
Sempra Energy, 6.5%, 6/1/2016		1,700,000	1,991,254
			4,087,693
Total Corporate Bonds (Cost $114,543,175)			122,956,672

Mortgage-Backed Securities Pass-Throughs 25.8%
Federal Home Loan Mortgage Corp.:
5.0%, 2/1/2021		2,550,860	2,737,691
5.367%*, 9/1/2038		986,036	1,052,901
7.0%, 1/1/2038		489,862	542,771
Federal National Mortgage Association:
4.018%*, 8/1/2037		654,083	686,318
4.5%, with various maturities from 12/1/2020 until 10/1/2038 (c)		37,097,508	38,995,299
5.0%, with various maturities from 8/1/2020 until 2/1/2036 (c)		5,818,160	6,206,983
5.384%*, 1/1/2038		1,136,807	1,210,502
5.5%, with various maturities from 12/1/2032 until 9/1/2036 (c)		16,779,918	18,137,741
6.0%, with various maturities from 10/1/2035 until 2/1/2037 (c)		11,215,800	12,194,080
6.5%, with various maturities from 9/1/2016 until 6/1/2017		701,270	765,192
7.0%, 4/1/2038		652,074	721,815
8.0%, 9/1/2015		264,148	287,924
Government National Mortgage Association:
4.5%, 5/1/2039 (c)		3,700,000	3,901,476
5.0%, 5/1/2038 (c)		3,700,000	3,980,680
5.5%, 6/1/2036 (c)		3,700,000	4,021,438
Total Mortgage-Backed Securities Pass-Throughs (Cost $92,386,087)			95,442,811

Asset-Backed 0.8%
Automobile Receivables 0.4%
Ford Credit Auto Owner Trust, "A3", Series 2009-B, 2.79%, 8/15/2013		1,640,000	1,672,258
Credit Card Receivables 0.4%
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.441%*, 5/16/2016		1,400,000	1,413,952
Total Asset-Backed (Cost $3,091,402)			3,086,210

Commercial Mortgage-Backed Securities 5.0%
Banc of America Commercial Mortgage, Inc.:
"H", Series 2007-3, 144A, 5.658%*, 6/10/2049		1,875,000	139,531
"A4", Series 2007-4, 5.744%*, 2/10/2051		1,600,000	1,668,495
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/11/2050		4,074,000	4,185,635
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.363%*, 1/15/2046		4,400,000	4,613,521
JPMorgan Chase Commercial Mortgage Securities Corp.:
"H", Series 2007-LD11, 144A, 3.645%*, 6/15/2049		2,910,000	145,132
"F", Series 2007-LD11, 5.818%*, 6/15/2049		1,660,000	126,398
"J", Series 2007-LD11, 144A, 5.818%*, 6/15/2049		1,000,000	35,115
"K", Series 2007-LD11, 144A, 5.818%*, 6/15/2049		2,380,000	22,610
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		1,700,000	1,778,277
"A4", Series 2007-C6, 5.858%*, 7/15/2040		3,700,000	3,699,096
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%*, 6/12/2050		1,810,000	1,937,531
Total Commercial Mortgage-Backed Securities (Cost $24,659,217)			18,351,341

Collateralized Mortgage Obligations 1.5%
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		459,145	318,982
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.866%*, 2/25/2048		5,099,045	5,114,918
Total Collateralized Mortgage Obligations (Cost $5,537,372)			5,433,900

Government & Agency Obligations 25.1%
Sovereign Bonds 3.3%
Republic of Argentina:
GDP Linked Note, 12/15/2035		1,540,000	121,147
8.28%, 12/31/2033		1,670,275	1,294,463
Republic of Egypt:
REG S, 8.75%, 7/18/2012	EGP	100,000	17,355
9.1%, 9/20/2012	EGP	850,000	149,352
Republic of El Salvador, REG S, 8.25%, 4/10/2032		150,000	162,375
Republic of Ghana, REG S, 8.5%, 10/4/2017		230,000	251,482
Republic of Indonesia, REG S, 8.5%, 10/12/2035		670,000	920,379
Republic of Panama:
5.2%, 1/30/2020		1,000,000	1,070,000
7.125%, 1/29/2026		330,000	401,775
7.25%, 3/15/2015		300,000	351,375
8.875%, 9/30/2027		100,000	139,250
Republic of Peru, 7.125%, 3/30/2019		1,900,000	2,323,700
Republic of Philippines, 7.75%, 1/14/2031		100,000	124,000
Republic of Poland, 6.375%, 7/15/2019		545,000	618,575
Republic of Serbia, REG S, 6.75%, 11/1/2024		1,276,000	1,237,720
Russian Federation:
144A, 5.0%, 4/29/2020		3,000,000	3,022,500
REG S, 7.5%, 3/31/2030		46,000	53,346
			12,258,794
US Government Sponsored Agency 1.0%
Federal National Mortgage Association, 6.625%, 11/15/2030		2,715,000	3,576,673
US Treasury Obligations 20.8%
US Treasury Bill, 0.22%**, 9/16/2010 (d)		2,563,000	2,562,518
US Treasury Bonds:
3.5%, 2/15/2039 (b)		5,000,000	4,591,405
5.375%, 2/15/2031 (b)		6,000,000	7,372,500
US Treasury Note, 1.75%, 1/31/2014 (b)		61,000,000	62,577,399
			77,103,822
Total Government & Agency Obligations (Cost $90,437,989)			92,939,289

Loan Participations and Assignments 0.3%
Sovereign Loans
Export-Import Bank of Ukraine, 7.65%, 9/7/2011		120,000	120,600
Gazprom, 144A, 8.125%, 7/31/2014		705,000	793,125
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		255,000	281,775
Total Loan Participations and Assignments (Cost $1,081,930)			1,195,500
Municipal Bonds and Notes 4.6%
Detroit, MI, Capital Improvement, Series A-1, 4.96%, 4/1/2020 (e)		3,325,000	2,573,749
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		2,970,000	2,951,497
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (e)		915,000	922,851
McLennan County, TX, Junior College, General Obligation, 5.0%, 8/15/2032 (e)		985,000	1,022,922
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority, Build America Bonds, Series B, 6.731%, 7/1/2043		1,200,000	1,242,372
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,749,100
Palm Beach County, FL, Public Improvement Revenue, 5.0%, 5/1/2038		1,430,000	1,479,106
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	952,791
4.875%, 9/15/2017		315,000	338,247
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (e)		2,610,000	2,663,400
Total Municipal Bonds and Notes (Cost $16,736,115)			16,896,035
	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ford Motor Credit Co., LLC, 7.375% (Cost $77,000)	3,500	82,460

Securities Lending Collateral 20.5%
Daily Assets Fund Institutional, 0.33% (f) (g) (Cost $76,052,824)	76,052,824	76,052,824

Cash Equivalents 19.6%
Central Cash Management Fund, 0.25% (f) (Cost $72,437,920)	72,437,920	72,437,920
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $497,041,031)+	136.4	504,874,962
Other Assets and Liabilities, Net	(36.4)	(134,650,941)
Net Assets	100.0	370,224,021

* These securities are shown at their current rate as of July 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $497,347,196. At July 31, 2010, net unrealized appreciation for all securities based on tax cost was $7,527,766. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,184,162 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,656,396.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2010 amounted to $74,187,184, which is 20.0% of net assets.

(c) When-issued or delayed delivery securities included.

(d) At July 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.7
Assured Guaranty Municipal Corp.	0.7

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	CAD	9/21/2010	80	9,645,445	231,901

At July 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	USD	9/21/2010	140	17,333,750	(201,530)
2-Year US Treasury Note	USD	9/30/2010	250	54,781,250	(250,500)
Federal Republic of Germany Euro-Bund	EUR	9/8/2010	80	13,401,601	(98,967)
Japanese Yen Currency	USD	9/13/2010	21	3,041,063	(174,102)
United Kingdom Long Gilt Bond	GBP	9/28/2010	37	7,054,691	(18,065)
Total unrealized depreciation					(743,164)

As of July 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
RUB	8,400,000	USD	263,652	9/3/2010	(13,191)	HSBC Bank USA
Currency Abbreviations
CAD Canadian Dollar EGP Egyptian Pound EUR Euro GBP British Pound RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 122,956,672	$ —	$ 122,956,672
Mortgage-Backed Securities Pass-Throughs	—	95,442,811	—	95,442,811
Asset-Backed	—	3,086,210	—	3,086,210
Commercial Morgage-Backed Securities	—	18,351,341	—	18,351,341
Collateralized Mortgage Obligations	—	5,433,900	—	5,433,900
Government & Agency Obligations	—	90,376,771	—	90,376,771
Loan Participations and Assignments	—	1,195,500	—	1,195,500
Municipal Bonds and Notes	—	16,896,035	—	16,896,035
Preferred Stock	82,460	—	—	82,460
Short-Term Investments (h)	148,490,744	2,562,518	—	151,053,262
Total	$ 148,573,204	$ 356,301,758	$ —	$ 504,874,962
Liabilities
Derivatives (i)	$ (511,263)	$ (13,191)	$ —	(524,454)
Total	$ (511,263)	$ (13,191)	$ —	$ (524,454)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended July 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Government & Agency Obligations
Balance as of January 31, 2010	$ 173,090
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into of Level 3	—
Transfers (out) of Level 3 (j)	(173,090)
Balance as of July 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of July 31, 2010	$ —

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of July 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $348,550,287) — including $74,187,184 of securities loaned	$ 356,384,218
Investment in Daily Assets Fund Institutional (cost $76,052,824)*	76,052,824
Investment in Central Cash Management Fund (cost $72,437,920)	72,437,920
Total investments, at value (cost $497,041,031)	504,874,962
Cash	1,598,302
Foreign currency, at value (cost $157,112)	160,075
Receivable for when-issued and delayed delivery securities	11,926,159
Receivable for Fund shares sold	323,671
Interest receivable	3,600,201
Other assets	51,627
Total assets	522,534,997
Liabilities
Payable for when-issued and delayed delivery securities	72,326,555
Payable for investments purchased	2,367,596
Payable for Fund shares redeemed	910,171
Payable upon return of securities loaned	76,052,824
Payable for variation margin on open futures contracts	211,936
Unrealized depreciation on open forward foreign currency exchange contracts	13,191
Accrued management fee	141,273
Other accrued expenses and payables	287,430
Total liabilities	152,310,976
Net assets, at value	$ 370,224,021

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2010 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,025,368)
Net unrealized appreciation (depreciation) on: Investments	7,833,931
Futures	(511,263)
Foreign currency	(10,669)
Accumulated net realized gain (loss)	(133,242,146)
Paid-in capital	497,179,536
Net assets, at value	$ 370,224,021
Net Asset Value
Class A Net Asset Value and redemption price per share ($107,111,485 ÷ 10,130,411 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.57
Maximum offering price per share (100 ÷ 95.50 of $10.57)	$ 11.07

Class B

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($1,197,028 ÷ 113,084 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.59

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($7,158,616 ÷ 676,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.58
Class S Net Asset Value offering and redemption price per share ($243,314,205 ÷ 23,030,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Institutional Class Net Asset Value offering and redemption price per share ($11,442,687 ÷ 1,086,515 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended July 31, 2010 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $7,644)	$ 7,464,715
Dividends	4,553
Income distributions — Central Cash Management Fund	73,910
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,785
Total income	7,554,963
Expenses: Management fee	842,577
Administration fee	185,146
Distribution and service fees	164,294
Services to shareholders	331,294
Custodian fee	12,205
Professional fees	63,683
Trustees' fees and expenses	5,245
Reports to shareholders	46,444
Registration fees	27,202
Other	48,706
Total expenses before expense reductions	1,726,796
Expense reductions	(132,824)
Total expenses after expense reductions	1,593,972
Net investment income	5,960,991
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,242,408
Futures	(2,865,297)
Foreign currency	(6,175)
Payments by affiliates (see Note F)	18,330
11,389,266
Change in net unrealized appreciation (depreciation) on: Investments	172,775
Futures	116,173
Foreign currency	(4,571)
284,377
Net gain (loss)	11,673,643
Net increase (decrease) in net assets resulting from operations	$ 17,634,634

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended July 31, 2010 (Unaudited)	Year Ended January 31, 2010
Operations: Net investment income	$ 5,960,991	$ 17,094,033
Net realized gain (loss)	11,389,266	(23,906,486)
Change in net unrealized appreciation (depreciation)	284,377	52,268,619
Net increase (decrease) in net assets resulting from operations	17,634,634	45,456,166
Distributions to shareholders from: Net investment income: Class A	(1,950,444)	(5,612,405)
Class B	(19,783)	(83,004)
Class C	(102,175)	(311,295)
Class S	(4,685,192)	(13,281,718)
Institutional Class	(218,599)	(603,557)
Total distributions	(6,976,193)	(19,891,979)
Fund share transactions: Proceeds from shares sold	13,609,932	27,227,028
Reinvestment of distributions	5,693,369	16,037,641
Cost of shares redeemed	(40,875,969)	(90,980,793)
Redemption fees	—	293
Net increase (decrease) in net assets from Fund share transactions	(21,572,668)	(47,715,831)
Increase from regulatory settlements (see Note G)	1,987	—
Increase (decrease) in net assets	(10,912,240)	(22,151,644)
Net assets at beginning of period	381,136,261	403,287,905
Net assets at end of period (including distributions in excess of net investment income of $1,025,368 and $10,166, respectively)	$ 370,224,021	$ 381,136,261

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended January 31,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[b]	.16	.42	.61	.58	.56	.49
Net realized and unrealized gain (loss)	.33	.72	(2.96)	.02	(.04)	(.26)
Total from investment operations	.49	1.14	(2.35)	.60	.52	.23
Less distributions from: Net investment income	(.19)	(.49)	(.61)	(.59)	(.60)	(.59)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	(.19)	(.49)	(.64)	(.59)	(.60)	(.59)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.57	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68
Total Return (%)[c]	4.79d**	12.02[d]	(19.04)[d]	4.87	4.20	1.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	111	118	193	212	240
Ratio of expenses before expense reductions (%)	1.07*	1.04	1.04	1.02	1.06	1.02
Ratio of expenses after expense reductions (%)	.95*	.95	1.00	1.02	1.06	1.02
Ratio of net investment income (%)	3.13*	4.22	5.31	4.58	4.44	3.82
Portfolio turnover rate (%)	212**	280	203	150	151	196

[a] For the six months ended July 31, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended January 31,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 9.63	$ 12.62	$ 12.61	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[b]	.12	.34	.52	.48	.46	.38
Net realized and unrealized gain (loss)	.34	.72	(2.95)	.02	(.04)	(.27)
Total from investment operations	.46	1.06	(2.43)	.50	.42	.11
Less distributions from: Net investment income	(.15)	(.41)	(.53)	(.49)	(.49)	(.47)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	(.15)	(.41)	(.56)	(.49)	(.49)	(.47)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.59	$ 10.28	$ 9.63	$ 12.62	$ 12.61	$ 12.68
Total Return (%)[c,d]	4.49**	11.17	(19.65)	4.02	3.38	.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	7	12	17
Ratio of expenses before expense reductions (%)	2.04*	2.02	1.93	1.88	2.09	2.02
Ratio of expenses after expense reductions (%)	1.70*	1.70	1.75	1.79	1.86	1.90
Ratio of net investment income (%)	2.38*	3.47	4.56	3.80	3.64	2.94
Portfolio turnover rate (%)	212**	280	203	150	151	196

[a] For the six months ended July 31, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended January 31,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.67	$ 13.03
Income (loss) from investment operations: Net investment income[b]	.12	.34	.52	.48	.46	.38
Net realized and unrealized gain (loss)	.34	.72	(2.95)	.02	(.04)	(.27)
Total from investment operations	.46	1.06	(2.43)	.50	.42	.11
Less distributions from: Net investment income	(.15)	(.41)	(.53)	(.49)	(.49)	(.47)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	(.15)	(.41)	(.56)	(.49)	(.49)	(.47)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.58	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.67
Total Return (%)[c]	4.50d**	11.18[d]	(19.67)[d]	4.04[d]	3.39[d]	.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	8	13	13	15
Ratio of expenses before expense reductions (%)	1.88*	1.84	1.82	1.81	1.89	1.89
Ratio of expenses after expense reductions (%)	1.70*	1.70	1.75	1.79	1.86	1.89
Ratio of net investment income (%)	2.38*	3.47	4.56	3.81	3.64	2.95
Portfolio turnover rate (%)	212**	280	203	150	151	196

[a] For the six months ended July 31, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended January 31,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68	$ 13.04
Income (loss) from investment operations: Net investment income[b]	.17	.44	.64	.61	.59	.52
Net realized and unrealized gain (loss)	.32	.72	(2.96)	.02	(.04)	(.27)
Total from investment operations	.49	1.16	(2.32)	.63	.55	.25
Less distributions from: Net investment income	(.20)	(.51)	(.64)	(.62)	(.63)	(.61)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	(.20)	(.51)	(.67)	(.62)	(.63)	(.61)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.56	$ 10.27	$ 9.62	$ 12.61	$ 12.60	$ 12.68
Total Return (%)	4.81c**	12.42[c]	(18.92)[c]	5.12[c]	4.45[c]	1.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	250	264	417	442	352
Ratio of expenses before expense reductions (%)	.85*	.81	.81	.79	.85	.81
Ratio of expenses after expense reductions (%)	.80*	.72	.75	.77	.82	.81
Ratio of net investment income (%)	3.28*	4.45	5.56	4.83	4.68	4.03
Portfolio turnover rate (%)	212**	280	203	150	151	196

[a] For the six months ended July 31, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended January 31,	2010[a]	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 10.23	$ 9.59	$ 12.58	$ 12.57	$ 12.66	$ 13.01
Income (loss) from investment operations: Net investment income[b]	.17	.45	.65	.62	.59	.53
Net realized and unrealized gain (loss)	.33	.71	(2.95)	.02	(.04)	(.25)
Total from investment operations	.50	1.16	(2.30)	.64	.55	.28
Less distributions from: Net investment income	(.20)	(.52)	(.66)	(.63)	(.64)	(.63)
Net realized gains	—	—	(.03)	—	—	—
Total distributions	(.20)	(.52)	(.69)	(.63)	(.64)	(.63)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.53	$ 10.23	$ 9.59	$ 12.58	$ 12.57	$ 12.66
Total Return (%)	4.95**	12.42	(18.88)	5.21	4.46	2.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	11	21.3		.4
Ratio of expenses (%)	.69*	.66	.65	.63	.76	.68
Ratio of net investment income (%)	3.39*	4.51	5.66	4.96	4.74	4.16
Portfolio turnover rate (%)	212**	280	203	150	151	196
[a] For the six months ended July 31, 2010 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Plus Income Fund (the "Fund") is a diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with each Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund invests in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also enters into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2010, the Fund invested in futures contracts with total notional values ranging from approximately $71,367,000 to $105,258,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also enters into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency contracts as of July 31, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2010, the Fund invested in forward currency contracts with total contract values ranging from approximately $264,000 to $652,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (337,161)	$ —	$ (337,161)
Foreign Exchange Contracts (a) (b)	(174,102)	(13,191)	(187,293)
	$ (511,263)	$ (13,191)	$ (524,454)

Each of the above derivatives are located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of Payable for variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (3,354,231)	$ —	$ (3,354,231)
Foreign Exchange Contracts (a) (b)	488,934	31,027	519,961
	$ (2,865,297)	$ 31,027	$ (2,834,270)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ 85,337	$ —	$ 85,337
Foreign Exchange Contracts (a) (b)	30,836	(42,160)	(11,324)
	$ 116,173	$ (42,160)	$ 74,013

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At January 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $144,915,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2011 ($5,515,000), January 31, 2014 ($752,000), January 31, 2015 ($10,824,000), January 31, 2016 ($1,270,000), January 31, 2017 ($12,727,000) and January 31, 2018 ($113,827,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $578,886,866 and $650,053,541, respectively. Purchases and sales of US Treasury obligations aggregated $171,214,523 and $166,269,011, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2010, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

For the period from February 1, 2010, through April 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.80%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2010, the Administration Fee was $185,146, of which $31,133 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2010
Class A	$ 75,360	$ 64,844	$ 8,446
Class B	3,213	2,321	892
Class C	6,360	6,218	142
Class S	158,727	59,441	36,868
Institutional Class	165	—	96
	$ 243,825	$ 132,824	$ 46,444

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2010
Class B	$ 5,192	$ 884
Class C	26,645	4,601
	$ 31,837	$ 5,485

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2010	Annualized Effective Rate
Class A	$ 123,625	$ 15,154.23%
Class B	523	523.08%
Class C	8,309	422.23%
	$ 132,457	$ 16,099

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2010 aggregated $3,228.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2010, the CDSC for Class B and C shares aggregated $2,159 and $7, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,679, of which $12,036 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2010		Year Ended January 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	263,684	$ 2,731,449	559,813	$ 5,544,512
Class B	2,118	22,003	26,176	260,591
Class C	30,751	317,606	80,360	805,654
Class S	922,596	9,557,715	1,751,615	17,369,318
Institutional Class	95,236	981,159	329,060	3,246,953
		$ 13,609,932		$ 27,227,028
Shares issued to shareholders in reinvestment of distributions
Class A	152,219	$ 1,572,170	445,574	$ 4,421,492
Class B	1,594	16,465	7,372	72,964
Class C	8,107	83,761	24,449	242,486
Class S	368,354	3,802,374	1,078,283	10,697,142
Institutional Class	21,245	218,599	60,931	603,557
		$ 5,693,369		$ 16,037,641
Shares redeemed
Class A	(1,073,996)	$ (11,121,233)	(2,485,424)	$ (24,660,898)
Class B	(51,338)	(530,263)	(142,621)	(1,407,287)
Class C	(70,820)	(731,312)	(223,351)	(2,210,828)
Class S	(2,601,268)	(26,896,832)	(5,942,340)	(59,025,599)
Institutional Class	(155,391)	(1,596,329)	(369,566)	(3,676,181)
		$ (40,875,969)		$ (90,980,793)
Redemption fees		$ —		$ 293
Net increase (decrease)
Class A	(658,093)	$ (6,817,614)	(1,480,037)	$ (14,694,602)
Class B	(47,626)	(491,795)	(109,073)	(1,073,732)
Class C	(31,962)	(329,945)	(118,542)	(1,162,688)
Class S	(1,310,318)	(13,536,743)	(3,112,442)	(30,959,138)
Institutional Class	(38,910)	(396,571)	20,425	174,329
		$ (21,572,668)		$ (47,715,831)

F. Payments by Affiliates

During the six months ended July 31, 2010, the Advisor fully reimbursed the Fund $18,330 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and, unclaimed proceeds were distributed to the Fund in the amount of $1,987. The payment is included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	23337F 102	23337F 201	23337F 300	23337F 508	23337F 607
Fund Number	463	663	763	2063	1463

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Income Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	September 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 30, 2010